Operational Ratios	12 Months Ended
Dec. 31, 2018
Operational Ratios [Abstract]
Operational Ratios

31.        Operational Ratios

Financial institutions are required to maintain Regulatory Capital (RC), Tier I and Principal Capital consistent with their risk activities, higher than the minimum requirement of the Regulatory Capital Requirement, represented by the sum of the partial credit, market and operational risk.

The minimum Regulatory Capital requirement was 11% until December 31, 2015, until December 31, 2016 was 9.875%, reducing gradually to 8% on January 1, 2019.. The minimum Total Capital Tier I requirement is 6% from January 1, 2015 and the minimum Principal Capital requirement is 4.5% from October 1, 2013.

In July 2008, the regulations governing the measurement of regulatory capital came into force under the Basel II Standardized Approach. These regulations were revoked by Resolution 4,192/2013 and Resolution 4,278/2013, which came into effect in October 2013. Also, Resolutions 4,193 and 4,281 of 2013, which establish the model for calculating minimum requirements for Reference Equity (PR), of Level I and Principal Capital. These Resolutions determine that the composition of the Referential Equity be made through equity, subordinated debt, hybrid capital instruments.

The index is calculated on a consolidated basis, as shown below:

	Financial Conglomerate
Thousand of reais	2018 (1)	2017 (1)	2016 (1)

Tier I Regulatory Capital	61,476,715	56,386,001	56,264,021
Principal Capital	56,581,518	52,196,893	52,136,837
Supplementary capital	4,895,197	4,189,108	4,127,184
Tier II Regulatory Capital	4,887,175	4,250,447	4,280,864
Regulatory Capital (Tier I and II)	66,363,890	60,636,448	60,544,885
Required Regulatory Capital	440,562,919	383,132,693	36,669,570
Portion of Credit Risk	358,955,592	324,696,458	31,309,944
Market Risk Portions (2)	39,231,773	25,857,109	2,388,626
Operational Risk Portion (3)	42,375,554	32,579,126	2,971,000
Basel I Ratio	13.95	14.72	15.15
Basel Principal Capital	12.84	13.62	14.04
Basel	15.06	15.83	16.30

(1) Amounts calculated based on the consolidated information provided by the Consolidated Prudential.

(2) To calculate the capital allocation for credit risk were considered modifications and inclusions of Bacen Circular 3,714 of August 20, 2014, Bacen Circular 3,770 of October 29,2015, which amending Circular 3,644 of March 4, 2013.

(3) Includes portions for market risk exposures subject to variations in rates of foreign currency coupons (PJUR2), price indexes (PJUR3) and interest rate (PJUR1/PJUR4), the price of commodities (PCOM), the price of shares classified as trading portfolios (PACS), and portions for gold exposure and foreign currency transactions subject to foreign exchange (PCAM).

Banco Santander, quarterly disclose information relating to risk management, a brief description of the Recovery Plan and Required Regulatory Capital (PRE) which is not an extension of the Financial Statements and it isn't audited. A report with further details of the structure and methodology will be disclosed at the website www.santander.com.br/ri.

Financial institutions are required to maintain investments in tangible assets compatible with adjusted regulatory capital. Funds invested in tangible assets, calculated on a consolidated basis, are limited to 50% of adjusted regulatory capital, as per prevailing regulation. On December 31, 2018, 2017 and 2016 Banco Santander classifies for said index.